Artisan Funds, Inc.

SUPPLEMENT DATED AUGUST 31, 2005

TO THE PROSPECTUS OF ARTISAN FUNDS, INC. (Investor Shares)

DATED DECEMBER 1, 2004

CLOSING ARTISAN MID CAP VALUE FUND

Artisan Mid Cap Value Fund closed to most new investors at the close of business on August 31, 2005. The Fund will accept new accounts from investors who satisfy new account eligibility requirements. Eligibility requirements are described under the heading “Who is Eligible to Invest in a Closed Artisan Fund?” below.

Insert the following paragraph after the last paragraph on page 11 of the Artisan Funds’ Investor Shares prospectus:

Artisan Mid Cap Value Fund is closed to most new investors. See “Investing with Artisan Funds – Who is Eligible to Invest in a Closed Artisan Fund?” for new account eligibility criteria.

CLOSING ARTISAN SMALL CAP FUND

Artisan Small Cap Fund closed to most new investors at the close of business on December 17, 2004. The Fund will accept new accounts from investors who satisfy new account eligibility requirements. Eligibility requirements are described under the heading “Who is Eligible to Invest in a Closed Artisan Fund?” below.

The following paragraph replaces the last paragraph on page 13 of the Artisan Funds’ Investor Shares prospectus:

Artisan Small Cap Fund is closed to most new investors. See “Investing with Artisan Funds – Who is Eligible to Invest in a Closed Artisan Fund?” for new account eligibility criteria.

WHO IS ELIGIBLE TO INVEST IN A CLOSED ARTISAN FUND?

The following paragraphs replace the information under the heading “Who is Eligible to Invest in a Closed Artisan Fund?” on pages 31-32 of the Artisan Funds’ Investor Shares Prospectus:

Artisan International Small Cap Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund are closed to most new investors. The following eligibility criteria apply to a Fund when it is closed. The Funds do not permit investors to pool their investments in order to meet the eligibility requirements, except as otherwise discussed below. Unless specified below, each individual in a pooled vehicle must meet one of the eligibility requirements set forth below.

If you are a shareholder in a Fund when it closes, you may make additional investments in that Fund and reinvest your dividends and capital gain distributions, even though the Fund has closed, unless Artisan considers such additional purchases to be not in the best interests of the Fund in which that account is maintained and its other shareholders.

You may open a new account in a closed Fund only if that account meets the Funds’ other criteria (for example, minimum initial investment) and:

•	you are already a shareholder (in your own name or as beneficial owner of shares held in someone else’s name) of that Fund;

•	you are a shareholder with combined balances of $100,000 in any of the Artisan Funds (in your own name or as beneficial owner of shares held in someone else’s name);

•	your business or other organization is already a shareholder of the Fund and you are opening an account for an employee benefit plan sponsored by that organization or an affiliated organization;

•	you are transferring or “rolling over” into a Fund IRA account from an employee benefit plan through which you held shares of the Fund (if your plan doesn’t qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan);

•	you are an employee benefit plan sponsored by an organization that also sponsors (or is an affiliate of an organization that sponsors) another employee benefit plan account that is a shareholder of the Fund as of the date the Fund closed;

•	you are a director or officer of Artisan Funds, or a partner or employee of Artisan Partners or its affiliates, or a member of the immediate family of any of those people;

•	you are a client of Artisan Partners, you are a client of a consultant that has a business relationship with Artisan Partners, or you have an existing business relationship with Artisan Partners and, in the judgment of Artisan Partners, your investment in the Fund would not adversely affect Artisan Partners’ ability to manage the Fund effectively;

•	you are a client of a financial advisor or a financial planner who had at least $500,000 of client assets invested with the Fund or at least $1,000,000 of client assets invested with Artisan Funds at the time of your application; or

•	you are a client in a broker-dealer sponsored fee-based mutual fund program in which shares of the Fund are offered pursuant to an agreement with Artisan Funds or Artisan Distributors LLC.

An employee benefit plan that is a Fund shareholder may continue to buy shares in the ordinary course of the plan’s operations, even for new plan participants. Financial advisors and financial planners may continue to buy shares for new clients in Artisan Mid Cap Value Fund until September 30, 2005. Thereafter, only eligible financial advisors and planners may continue to buy shares for existing and new clients who are not already shareholders of the Fund.

In order to further limit the growth of assets of Artisan International Small Cap Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund, those Funds will not accept most new accounts for employee benefit plans (including 401(k) and other types of defined contribution plans) that expect to have increasing assets over time, even if the plan would be eligible to open a new account under the guidelines set out above, except in the case of certain plan or corporate acquisitions or reorganizations, or similar circumstances. Artisan Small Cap Fund will impose the same limitation beginning October 7, 2005; and Artisan Mid Cap Value Fund will impose that limitation beginning January 31, 2006.

The Funds may ask you to verify that you meet one of the guidelines above prior to permitting you to open a new account in a closed Fund. The Funds may permit you to open a new account if the Funds reasonably believe that you are eligible. A Fund may also decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of the Fund and its shareholders, even if you are eligible to do so.

Call us at 800.344.1770 if you have questions about your ability to invest in a closed Fund.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

REVISING MARKET CAPITALIZATION GUIDELINES

Effective June 24, 2005, one of the market capitalization limits for each of the Artisan Funds investing primarily in U.S. securities – Artisan Small Cap Fund, Artisan Small Cap Value Fund, Artisan Mid Cap Fund and Artisan Mid Cap Value Fund – was revised to create uniform limits for each of those Funds. The paragraphs for each Fund below replace the indicated paragraphs in the Investor Shares prospectus.

Artisan Small Cap Fund. The following paragraphs replace the first paragraph after the last bullet point on page 13 of the Artisan Funds’ Investor Shares prospectus:

The Fund invests primarily in U.S. companies and, under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of investment) in the common stocks of small companies with market capitalizations no higher than three times the weighted average market capitalization of companies in the Russell 2000® Index. As of March 31, 2005, the weighted average market capitalization of companies in that Index was approximately $1.0 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to hold a stock even if the company’s market capitalization grows beyond three times the weighted average market capitalization of companies in the Russell 2000® Index. Although, as described above, the Fund may invest and reinvest in a company with a broader capitalization range, the Fund will not initiate a position in a company unless it has a market capitalization between $200 million and $1.5 billion.

The maximum investment in any single industry is 25% of the Fund’s net assets (at market value at the time of purchase) and no more than 5% of its net assets (at market value at the time of purchase) may be invested in securities of a single issuer. The Fund tries to maintain a cash position of no more than 5% of its net assets, although cash flows from shareholder investments and redemptions and purchases and sales of portfolio securities may cause the Fund’s cash position to be larger or smaller.

Artisan Small Cap Value Fund. The following paragraph replaces the first paragraph after the last bullet point on page 15 of the Artisan Funds’ Investor Shares prospectus:

The Fund invests primarily in U.S. companies and, under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of investment) in the common stocks of small companies with market capitalizations no higher than three times the weighted average market capitalization of companies in the Russell 2000® Index. As of March 31, 2005, the weighted average market capitalization of companies in that Index was approximately $1.0 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to hold a stock even if the company’s market capitalization grows beyond three times the weighted average market capitalization of companies in the Russell 2000® Index. Although, as described above, the Fund may invest and reinvest in a company with a broader capitalization range, the Fund will not initiate a position in a company unless it has a market capitalization below $1.5 billion.

Artisan Mid Cap Fund. The following paragraph replaces the second paragraph after the last bullet point on page 9 of the Artisan Funds’ Investor Shares prospectus:

The Fund invests primarily in U.S. companies and, under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of investment) in the common stocks of medium-sized companies with market capitalizations no lower than the market capitalization of the smallest company in the Russell Midcap® Index and no higher than three times the weighted average market capitalization of companies in the Index. As of March 31, 2005, the weighted average market capitalization of companies in that Index was approximately $7.7 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to hold a stock even if the company’s market capitalization grows beyond three times the weighted average market capitalization of companies in the Russell Midcap® Index or falls below the market capitalization of the smallest company in the Index. Although, as described above, the Fund may invest in a broader capitalization range, the Fund generally maintains median and weighted average market capitalizations of less than $10 billion.

Artisan Mid Cap Value Fund. The following paragraph replaces the first paragraph after the last bullet point on page 11 of the Artisan Funds’ Investor Shares prospectus:

The Fund invests primarily in U.S. companies and, under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of investment) in the common stocks of medium-sized companies. The Fund defines a medium-sized company as one with a market capitalization no lower than $1.5 billion and no higher than three times the weighted average market capitalization of companies in the Russell Midcap® Index. As of March 31, 2005, the weighted average market capitalization of companies in that Index was approximately $7.7 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to hold a stock even if the company’s market capitalization grows beyond three times the weighted average market capitalization of companies in the Russell Midcap® Index or falls below $1.5 billion. Although, as described above, the Fund may invest and reinvest in a company with a broader capitalization range, the Fund will not initiate a position in a company unless it has a market capitalization between $1.5 billion and $10 billion.

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